SUPPLEMENT DATED SEPTEMBER 24, 2008
TO

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY II

PROSPECTUS DATED JULY 18, 2006
FOR FUTURITY FOCUS

AND PROSPECTUSES DATED MAY 1, 2006
FOR FUTURITY ACCOLADE AND FUTURITY

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information regarding a change to an investment option that is available under your Contract.

The name of the following investment option has been changed to:

Old Name	New Name

OpCap Small Cap Portfolio	NACM Small Cap Portfolio

OpCap Advisors LLC is the investment adviser to the portfolio. Nicholas-Applegate Capital Management LLC is the interim sub-adviser to the portfolio pending shareholder approval.

Please retain this supplement with your prospectus for future reference.

Futurity II, Focus, Accolade, Futurity 09/08